UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                            MEADWESTVACO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5)  Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3)  Filing Party:

     ---------------------------------------------------------------------------
     (4)  Date Filed:

     ---------------------------------------------------------------------------

The following was mailed to shareholders together with the definitive proxy statement on March 22, 2006:


                                     ERRATUM


THE QUESTION AND ANSWER ON PAGE 1 SHOULD READ:

WHAT CONSTITUTES A QUORUM?
The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. As of the record date, March 1, 2006, 180,500,681 shares of MeadWestvaco common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 90,250,341 votes will be required to establish a quorum.